UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22923

Infinity Core Alternative Fund
(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a.)	The Report to Shareholders is attached herewith.

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Annual Report

For the Year Ended March 31, 2024

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

For the Year Ended March 31, 2024

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a prospectus for the Fund. Please read it carefully before investing.

INFINITY CORE ALTERNATIVE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(unaudited)

Through the fiscal year ended March 31, 2024, the Infinity Core Alternative Fund (ICAF) produced a cumulative return of +8.09%, while its blended benchmark index (60% MSCI ACWI/40% ICE BofA GBMI)(1) returned 13.83% and the HFRX Global Hedge Fund Index returned 5.70% over the same period. ICAF’s portfolio is positioned to be uncorrelated to broader markets and hedged to seek to provide a measure of downside protection in environments of heightened volatility.

ICAF’s allocations to all underlying funds contributed positively to its performance during the fiscal year. Both fundamental and quantitative long/short equity sub-strategies were the most significant positive contributors during the fiscal year, as dispersion among individual equities picked up. Global equities continued to be traded with a high correlation to growth, inflation, and monetary policy expectations, however, we believe our managers have settled into the new regime and were better equipped to react to these correlations and factors this fiscal year relative to the prior year. Broad transitional themes including artificial intelligence and GLP-1 drugs and the derivatives of their impacts provided ample opportunities for fundamental stock pickers to profit from trading winners and losers. Two major periods of broad short squeezes occurred in US equity markets during the fiscal year, with the most pronounced beginning at the end of October and leading into a strong rally of risk-assets through the end of the year as the Federal Reserve provided guidance that the Federal Funds Rate had likely peaked. Our managers have adjusted the sizing and risk controls around short positioning in risk assets to protect capital more effectively against sharp momentum and other factor reversals. The higher rate regime continues to provide tailwinds on the short side through the short rebate, which was a nascent contributor to total returns in the 2010s when rates were much lower.

Following the regional banking crisis in March of 2023, many global macro traders were slow to ramp up risk levels in the months after the sharp unwind of near dated fixed income short positioning. After several months of low conviction, discretionary and systematic macro strategies were able to benefit from a favorable alpha environment due to continued volatility in interest rates, foreign exchange, energy, and commodities. Wars in the Middle East and Ukraine have made the geopolitical picture increasingly complex. Divergence of central bank policy and economic growth activity across developed and emerging markets provided bountiful opportunities to trade around the derivatives of these impacts.

The opportunity set in stressed distressed credit continued to grow throughout the fiscal year. Lower grade credit and loans outperformed higher grade paper during the fiscal year, as spreads tightened, and risk assets rallied. Some of ICAF’s managers participated in liability management exercises, issuing new paper with attractive coupons, senior to existing loans due to weak covenants in documents issued in the low interest rate era. The dynamics of liability management exercises and the resulting “creditor on creditor violence” expectations continue to provide meaningful opportunities to capitalize on dislocations with an active credit trading strategy.

All nine managers of the underlying funds in ICAF’s portfolio contributed positively to its performance for the full fiscal year. D.E. Shaw Composite and Millennium performed best during this timeframe. D.E. Shaw’s systematic macro and equity strategies, as well as their meaningful exposure to reinsurance, drove performance. Millennium’s fixed income relative value strategies contributed the most to performance during the fiscal year, as arbitrage opportunities in the fixed income space were plentiful.

Balyasny and King Street were ICAF’s worst performers for the fiscal year, but still contributed positively to the Fund’s performance. Balyasny’s fundamental equity strategies lagged the performance of peers, as active portfolio managers struggled with slippage, and netting of incentive payouts detracted from private fund performance as smaller portfolio manager pods underperformed. King Street performed broadly in line with credit peers. Correlations across similarly rated credits remained high and spreads meaningfully tightened in the back half of the fiscal year, making the short side difficult.

(1) For the fiscal year ended March 31, 2022, ICAF’s blended benchmark consisted of 60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index. ICAF changed its blended benchmark for the fiscal year ended March 31, 2023 to 60% MSCI ACWI/40% ICE BofA GMBI to better reflect the global presence of the Fund’s portfolio.

INFINITY CORE ALTERNATIVE FUND

Fund Performance

March 31, 2024 (Unaudited)

Performance of a $25,000 Investment

This graph compares a hypothetical $25,000 investment in the Fund with a similar investment in the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, the HFRX Global Hedge Fund Index, the MSCI All Country World Index, the ICE Bank of America Global Broad Market Index, the blended benchmark index of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index, and the blended benchmark index of 60% MSCI All Country World Index and 40% ICE Bank of America Global Broad Market Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

INFINITY CORE ALTERNATIVE FUND

Fund Performance

March 31, 2024 (Unaudited)

The S&P 500 Index measures the performance of 500 large companies listed on stock exchanges in the United States.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The MSCI All Country World Index is designed to provide a broad measure of global equity market performance.

The ICE Bank of America Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities.

Average Annual Total Returns as of March 31, 2024	1 Year	5 Year	Since Inception
Infinity Core Alternative Fund (Inception Date 10/1/2013)	8.09%	9.15%	6.15%
S&P 500 Index	29.88%	15.05%	10.86%
Bloomberg U.S. Aggregate Bond Index	1.70%	0.36%	6.56%
HFRX Global Hedge Fund Index	5.70%	3.44%	1.81%
60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index	17.97%	9.30%	8.91%
MSCI All Country World Index	21.15	9.03	7.08
ICE Bank of America Global Broad Market Index	3.30	0.38	2.11
60% MSCI All Country World Index/40% ICE Bank of America Global Broad Market Index	13.83	5.80	5.30

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1 (877) 779-1999.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Grant Thornton LLP 500 North Akard Street Suite 1200 Dallas, TX 75201 T 214 561 2300

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Infinity Core Alternative Fund

Opinion on the financial statements

We have audited the accompanying statement of assets, liabilities and shareholders’ equity of Infinity Core Alternative Fund (the “Fund”), including the schedule of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statement of changes in shareholders’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024 and the results of its operations and its cash flows for the year then ended, the changes in shareholders’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31 2024, by correspondence with the underlying fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2016.

Dallas, Texas
May 31, 2024

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Schedule of Investments

March 31, 2024

	Percentage	Redemptions	Redemption			Original
Investment Funds (101.08%)	of Net Assets	Permitted	Notice Period	Cost	Fair Value	Acquisition Date
Event Driven Credit
Anchorage Capital Partners, L.P., Series K [a,b]	1.50%	Annually [d]	90 Days	$1,255,278	$1,864,461	3/1/2015
Total Event Driven Credit	1.50%

Quantitative Equities and Futures
Voloridge Fund, LP [a,b]	6.07%	Monthly	30 Days	6,650,000	7,535,715	12/1/2020
Total Quantitative Equities and Futures	6.07%

Global long/short credit and event-driven
King Street Capital, L.P. [a,b]	10.85%	Quarterly [c]	65 Days	10,845,048	13,480,903	10/1/2013
Total Global long/short credit and event-driven	10.85%

Multi-strategy
Atlas Enhanced Fund, L.P. [a,b]	10.60%	Monthly	45 Days	8,346,679	13,174,552	5/1/2014
D.E. Shaw Composite International Fund,
Collective Liquidity Class [a,b]	10.71%	Quarterly	75 Days	4,985,113	13,311,480	10/1/2013
Elliott Associates, L.P., Class B [a,b]	16.17%	Semi-annually [c,d]	60 Days	11,029,496	20,085,716	10/1/2013
Millennium USA LP, Class EE [a,b]	16.19%	Quarterly [c]	90 Days	14,662,611	20,115,987	10/1/2013
Point72 Capital, L.P., Class A-n [a,b]	19.11%	Quarterly [c]	45 Days	13,757,903	23,745,011	1/1/2019
Schonfeld Strategic Partners Offshore Fund Ltd., Class B [a,b]	8.79%	Quarterly [d]	45 Days	8,862,316	10,922,189	5/1/2020
Total Multi-strategy	81.58%
Total Investment Funds (cost $80,394,444) (101.08%)					124,236,014

Total Investments (cost $80,394,444) (101.08%)					$124,236,014
Liabilities less other assets (-1.08%)					(1,325,250)
Shareholders' Equity - 100.00%					$122,910,764

a Non-income producing.

b Investment Funds are issued in private placement transactions and as such are restricted as to resale.

c The Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investment Fund.

d The Investment Fund can institute a gate provision on redemptions at the fund level of 10 - 20% of the fair value of the investment in the Investment Fund.

INVESTMENT STRATEGIES OF INVESTMENT FUND HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENT FUNDS (Unaudited)

Investment strategies as a percentage of total investment funds are as follows:

The accompanying notes are an integral part of these Financial Statements.	6

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Statement of Assets, Liabilities and Shareholders' Equity

March 31, 2024

Assets
Investments, at fair value (cost $80,394,444)	$124,236,014
Cash	451,095
Investments in Investment Funds paid in advance	1,008,370
Other assets	15,005
Total Assets	125,710,484

Liabilities
Payable for fund shares repurchased	641,711
Proceeds from sale of fund shares received in advance	300,000
Due to Investment Manager	96,862
Line of credit payable	1,608,059
Professional fees payable	105,593
Accounting and administration fees payable	19,937
Commitment fee payable	7,589
Interest expense payable	6,038
Insurance fees payable	566
Custody fees payable	100
Other fees payable	13,265
Total Liabilities	2,799,720

Shareholders' Equity	$122,910,764

Shareholders' Equity consists of:
Shareholders' Equity paid-in capital	$110,626,526
Total distributable earnings	12,284,238

Total Shareholders' Equity	$122,910,764

Number of Shares Outstanding	1,063,689

Shareholders' Equity per Share	$115.55

The accompanying notes are an integral part of these Financial Statements.	7

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2024

Investment Income
Interest	$45
Total Investment Income	45

Expenses
Investment management fee	1,470,567
Interest expense	260,330
Professional fees	249,910
Accounting and administration fees	117,175
Line of credit fees	105,407
Trustees' fees	63,000
Registration fees	39,577
Chief Compliance Officer fees	32,658
Insurance fees	8,189
Custody fees	811
Other expenses	61,536
Total Expenses	2,409,160

Expense Waivers	(301,974)

Net Expenses	2,107,186

Net Investment Loss	(2,107,141)

Realized and Unrealized Gain on Investments
Net realized gain on investments	1,546,835
Net change in unrealized appreciation/(depreciation) on investments	9,766,579

Net Realized and Unrealized Gain on Investments	11,313,414

Net Increase in Shareholders' Equity from Operations	$9,206,273

The accompanying notes are an integral part of these Financial Statements.	8

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Statements of Changes in Shareholders' Equity

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
Operations
Net investment loss	$(2,107,141)	$(1,782,745)
Net realized gain on investments	1,546,835	3,806,424
Net change in unrealized appreciation/(depreciation) on investments	9,766,579	3,265,651
Net change in shareholders' equity from operations	9,206,273	5,289,330

Distributions to Shareholders
Distributions	-	(11,186,503)
Net change in shareholders' equity from distributions to shareholders	-	(11,186,503)

Capital Share Transactions
Sale of fund shares	10,498,000	17,734,500
Reinvested distributions	-	10,227,567
Fund shares repurchased	(5,644,410)	(7,884,001)
Net change in shareholders' equity from capital transactions	4,853,590	20,078,066

Total Increase	14,059,863	14,180,893

Shareholders' Equity
Beginning of year	108,850,901	94,670,008
End of year	$122,910,764	$108,850,901

The accompanying notes are an integral part of these Financial Statements.	9

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Shareholders' Equity from Operations	$9,206,273
Adjustments to reconcile Net Increase in Shareholders' Equity from
Operations to net cash provided by operating activities:
Net realized gain on investments	(1,546,835)
Net change in unrealized (appreciation)/depreciation on investments	(9,766,579)
Purchases of Investment Funds	(2,753,445)
Proceeds from Investment Funds sold	5,948,585
Changes in operating assets and liabilities:
Increase in other assets	(4,545)
Decrease in due to Investment Manager	(4,329)
Increase in professional fees payable	19,843
Increase in accounting and administration fees payable	10,638
Decrease in custody fees payable	(305)
Decrease in insurance fees payable	(127)
Decrease in commitment fees payable	(13,963)
Decrease in interest expense payable	(26,754)
Increase in other fees payable	6,090
Net Cash Provided by Operating Activities	1,074,547

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of fund shares, including sale of fund shares received in advance	10,208,000
Payments for fund shares repurchased	(9,712,955)
Draw on line of credit	10,020,059
Repayments on line of credit	(11,782,000)
Net Cash Used in Financing Activities	(1,266,896)

Net change in cash	(192,349)

Cash at beginning of year	643,444

Cash at end of year	$451,095

Supplemental disclosure of interest expense paid	$287,084

The accompanying notes are an integral part of these Financial Statements.	10

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Financial Highlights

Per share operating performance.	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
For a capital share outstanding throughout each period.	March 31, 2024		March 31, 2023		March 31, 2022		March 31, 2021		March 31, 2020
Shareholders' Equity, Beginning of Period	$106.90		$112.93		$108.52		$100.84		$105.22
Income from investment operations:
Net investment loss (1)	(1.99)		(1.89)		(1.83)		(1.80)		(1.74)
Net realized and unrealized gain/(loss) on investments	10.64		7.53		15.14		20.53		3.99
Total from investment operations:	8.65		5.64		13.31		18.73		2.25

Distributions to shareholders
From net investment income	-		(6.48)		(6.63)		(8.19)		(4.11)
From net realized gains	-		(5.19)		(2.27)		(2.86)		(2.52)
Net change in shareholders' equity due to distributions to shareholders	-		(11.67)		(8.90)		(11.05)		(6.63)

Shareholders' Equity, End of Period	$115.55		$106.90		$112.93		$108.52		$100.84

Total Return (2)	8.09%		5.07%		12.54%		18.83%		2.01%

Shareholders' Equity, end of period (in thousands)	$122,911		$108,851		$94,670		$82,415		$71,015

Net investment loss to average shareholders' equity	(1.80)%		(1.69)%		(1.64)%		(1.68)%		(1.64)%
Ratio of gross expenses to average shareholders' equity (3)	2.06%		2.02%		1.99%		1.98%		1.91%
Ratio of expense waiver to average shareholders' equity	(0.26)%		(0.33)%		(0.35)%		(0.30)%		(0.27)%
Ratio of net expenses to average shareholders' equity	1.80	% (4)	1.69	% (4)	1.64	% (4)	1.68	% (4)	1.6	% (4)

Portfolio Turnover	2.37%		10.14%		12.99%		16.78%		3.30%

Senior Securities
Total borrowings (000's omitted)	$1,608		$3,370		$2,100		$3,655		$2,510
Asset coverage per $1,000 unit of senior indebtedness (5)	$77,434		$33,300		$46,081		$23,548		$29,293

(1)	Based on average shares outstanding for the period.
(2)	Total Return based on shareholders' equity is the combination of changes in shareholders' equity and reinvested dividend income in shareholders' equity, if any. Total Return does not reflect the impact of any applicable sales charges.
(3)	Represents the ratio of expenses to average shareholders' equity absent fee waivers and/or expense reimbursement by First Trust Capital Management L.P. and Infinity Capital Advisers, LLC.
(4)	The Fund's operating expenses include fees and interest expense associated with the Line of Credit, which are excluded from the Expense Limitation calculation. If the interest expense associated with the Line of Credit was excluded from operating expenses, the net expense ratio would be 1.50%.
(5)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these Financial Statements.	11

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024

1. ORGANIZATION

Infinity Core Alternative Fund (the “Fund”) is a Maryland statutory trust that operates under an Agreement and Declaration of Trust dated August 15, 2013 and commenced operations on October 1, 2013. Effective December 20, 2013, the Fund registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Effective April 18, 2014, the Fund also registered its shares of beneficial interest (“Shares”) under the Securities Act of 1933, as amended. First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. Infinity Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”). Each of the Advisers is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital growth. The Fund invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) based primarily in the United States that invest or trade in a wide range of securities, and, to a lesser extent, other property and currency interests. The Fund may also make investments outside of Investment Funds to hedge exposures deemed too risky or to invest in strategies not employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities, exchange-traded funds and derivatives related to such instruments, including futures and options thereon.

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946.

a. Valuation of Investments

UMB Fund Services, Inc., the Fund’s Administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on the last day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

12

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

Fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. Generally, the fair value of an Investment Fund is its NAV. In the event that the Investment Fund does not report a month-end net NAV to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” are expected to reasonably reflect fair market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of the Fund’s assets and the receipt of valuation information from the underlying manager of an Investment Fund.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. In no event does First Trust Portfolios L.P. (the “Distributor”) have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

The Fund classifies its assets and liabilities into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three- tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●	Level 1 - quoted prices (unadjusted) in active markets for identical assets and liabilities.
●	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term (generally within the next calendar quarter for Investment Funds), etc.).
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term” (these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days).

13

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

Investments in investment funds valued at the net asset value as practical expedient are not required under U.S. GAAP to be classified in the fair value hierarchy. Investment Funds with a fair value of $124,236,014 are excluded from the fair value hierarchy as of March 31, 2024.

The Advisers generally categorize the investment strategies of the Investment Funds into investment strategy categories. The investment objective of multi-strategy hedge funds is to deliver consistently positive returns regardless of the directional movement in equity, interest rates or currency markets by engaging in a variety of investment strategies. The investment objective of global long/short credit investing involves investing in instruments around the world related to any level of an issuer’s capital structure. On the long side, this strategy focuses on companies, assets and instruments that are perceived to be trading below their inherent value. On the short side, the strategy involves securities of companies that are believed to have their credit quality deteriorate due to operating or financial challenges, become subject to a leveraging event or have a negative event in the future. Event-driven investing involves the purchase or sale of securities of companies which are undergoing substantial changes. The investment objective of quantitative futures and equities investing seek to exploit trading opportunities in equity and global futures markets while seeking to achieve near zero correlation to markets over the long-term using quantitative analysis and/or systematic-based trading systems.

The Investment Funds compensate their respective Investment Fund managers through management fees currently ranging from 2.0% to 3.0% of average net asset value of the Fund’s investment annually and incentive allocations typically ranging between 20.0% and 35.0% of profits, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements.

As of March 31, 2024, the Fund has no outstanding investment commitments.

b. Investment Transactions

Interest income is recorded on an accrual basis. Investment transactions are accounted for on a trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

c. Fund Expenses

The Fund will pay all of its expenses, or reimburse the Advisers or their affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; all fees and expenses reasonably incurred in connection with the operation of the Fund, such as investment management fee, legal fees, auditing fees, accounting, administration, and tax preparation fees, custodial fees, costs of insurance, registration expenses, trustees’ fees, and expenses of meetings of the Board.

d. Income Tax Information & Distributions to Shareholders

The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders (“Shareholders”). Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

14

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s tax returns, as defined by Internal Revenue Service (the “IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. During the fiscal year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. At March 31, 2024, the tax years ended October 31, 2020, October 31, 2021, October 31, 2022, and October 31, 2023 remain open to examination by the IRS. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The amount and timing of distributions are determined in accordance with federal income tax regulations. For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to partnerships and passive foreign investment companies adjustments. These reclassifications have no effect on Shareholders’ Equity or Shareholders’ Equity per Share. For the tax year ended October 31, 2023 the following amounts were reclassified:

Shareholder’s Equity paid-in capital	$3,252
Total distributable earnings	(3,252)

At March 31, 2024, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of the year-end were as follows:

Gross unrealized appreciation	$12,656,983
Gross unrealized depreciation	-
Net unrealized appreciation	$12,656,983
Cost of investments	$111,579,031

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of October 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(1,017,434)
Unrealized depreciation	5,158,130
Other differences	(29,153)
Distributable net earnings (deficit)	$4,111,543

15

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

The tax character of distributions paid during the tax years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$4,784,137	$5,486,299
Net long-term capital gains	6,402,366	1,628,936
Total taxable distributions	11,186,503	7,115,235
Non-taxable distributions	-	-
Total distributions paid	$11,186,503	$7,115,235

e. Cash

Cash, if any, includes amounts held in interest bearing money market accounts. Such deposits, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Shareholders’ Equity from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

The Fund pays the Investment Manager a management fee (“Investment Management Fee”) at an annual rate of 1.25%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Manager pays the Sub-Adviser 50% of the Investment Management Fee it receives from the Fund.

The Investment Manager and the Sub-Adviser have entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager and the Sub-Adviser have jointly agreed to waive fees that they would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, extraordinary expenses, commitment or non-use fees related to the Fund’s line of credit, and any acquired fund fees and expenses) do not exceed 1.50% of the net assets of the Fund on an annualized basis (the “Expense Limit”).

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager and/or Sub-Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver, during which time the Expense Limitation and Reimbursement Agreement may not be terminated by the Fund, the Investment Manager or the Sub-Adviser, and (ii) the expense limit in effect at the time of recoupment. The Expense Limitation and Reimbursement Agreement is in effect until July 31, 2024. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund, the Investment Manager or the Sub-Adviser upon 30 days advanced written notice. For the fiscal year ended March 31, 2024, the Advisers waived fees and reimbursed expenses of $301,974. At March 31, 2024, $308,696 is subject to recoupment through March 31, 2025, $349,220 is subject to recoupment through March 31, 2026, and $301,974 is subject to recoupment through March 31, 2027.

16

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

UMB Fund Services, Inc (“UMBFS”) acts as the Fund’s platform manager pursuant to a Platform Manager Agreement with the Fund. UMBFS does not receive a fee pursuant to the Platform Manager Agreement.

First Trust Portfolios L.P, an affiliate of the Investment Manager, acts as Distributor to the Fund; UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian (the “Custodian”).

Prior to the close of business on November 1, 2021, Foreside Fund Services, LLC acted as distributor to the Fund.

A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees or officers affiliated with the Fund’s administrator. For the fiscal year ended March 31, 2024, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.

Vigilant Compliance Services, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended March 31, 2024 were $32,658.

4. RELATED PARTY TRANSACTIONS

At March 31, 2024, Shareholders who are affiliated with the Investment Manager or the Sub-Adviser owned approximately $2,717,208 (or 2.21% of Shareholders’ Equity) of the Fund.

5. ADMINISTRATION AND CUSTODY AGREEMENT

UMBFS serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. The Fund pays the Administrator an annual fee beginning at 0.11% of the Funds’ net assets and decreasing as combined assets under management reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $75,000 per fund paid by all registered investment companies advised by the Investment Manager and serviced by the Administrator. The Custodian serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the purchase and sale of investments were $2,849,700 and $5,948,585, respectively.

7. CAPITAL SHARE TRANSACTIONS

Shares are generally offered for purchase as of the first day of each calendar month at the Fund’s then-current net asset value per Share (determined as of the close of the preceding month), except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Transactions in Shares were as follows:

Shares outstanding, March 31, 2022	838,293.417
Shares issued	156,072.374
Shares reinvested	96,386.415
Shares repurchased	(72,486.827)
Shares outstanding, March 31, 2023	1,018,265.379
Shares issued	96,098.380
Shares repurchased	(50,674.997)
Shares outstanding, March 31, 2024	1,063,688.762

17

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

8. REPURCHASE OF SHARES

At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable. Repurchase offers ordinarily will be limited to the repurchase of approximately 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. Prior to the December 31, 2022 tender offer, repurchase offers were ordinarily limited to approximately 25% of the Shares outstanding.

9. CREDIT FACILITY

The Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $12,000,000, which is secured by certain interests in Investment Funds. A fee of 80 basis points per annum is payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings is the 3- month Secured Overnight Financing Rate plus a spread of 180 basis points (7.127% at March 31, 2024). Collateral for the Facility is held by the Custodian. Interest and fees incurred for the fiscal year ended March 31, 2024 are disclosed in the accompanying Statement of Operations. At March 31, 2024 the Fund had $1,608,059 payable on the Facility and a $6,038 interest payable balance on the borrowings.

For the fiscal year ended March 31, 2024, the average interest rate, the average daily loan balance and the maximum balance outstanding for the 366 days the Fund had outstanding borrowings under the Facility was 7.10%, $ 3,641,039 and $7,495,000, respectively. The Fund is subject to certain loan covenants, the most restrictive covenant being the maintenance of a loan to value ratio. The Fund was in compliance with these covenants for the fiscal year ended March 31, 2024.

10. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

11. RISK FACTORS

The Fund is subject to substantial risks — including market risks, strategy risks and Investment Fund manager risks. Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in Investment Funds. While the Advisers will attempt to moderate any risks of securities activities of the Investment Fund managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Advisers will not have any control over the Investment Fund managers, thus there can be no assurances that an Investment Fund manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as "Market Disruptions and Geopolitical Risks" and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of "Market Disruptions and Geopolitical Risks" on the financial performance of the Fund's investments is not reasonably estimable at this time. Management is actively monitoring these events.

18

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – March 31, 2024 (continued)

12. New Accounting Pronouncements and Regulatory Updates

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Fund is currently evaluating the impact that adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

19

INFINITY LONG/SHORT EQUITY FUND, LLC

(a Delaware Limited Liability Company)

Fund Management – March 31, 2021 (unaudited) (continued)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 779-1999.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023) Managing Director, Veritable LP (investment advisory firm) (2016-2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	17	Trustee, Quaker Investment Trust (2 portfolios)(registered investment company).

* As of March 31, 2024, the fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi- Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund (TEI) LLC, Destiny Alternative Fund LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, and Variant Impact Fund.

20

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Fund Management – March 31, 2024 (unaudited) (continued)

INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc.235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Trust Platform Director (2024-Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013- Present); and Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-2023).	17	Trustee, Investment Managers Series Trust II (33 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P, (formerly, Vivaldi Asset Management, LLC) (2012-Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024); Portfolio Manager, Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth:1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since June 2022	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012-Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

21

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Fund Management – March 31, 2024 (unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services,Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008-2018)	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services,Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.	N/A	N/A

** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

22

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Other Information – March 31, 2024 (unaudited) (continued)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at (877) 779-1999 or (ii) by visiting the SEC’s website at https://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov.

23

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Other Information – March 31, 2024 (unaudited) (continued)

PRIVACY POLICY

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number
	●	account balances
	●	account transactions
	●	transaction history
	●	wire transfer instructions
	●	checking account information
Even when you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –such as to process your transactions, maintain your		Yes	No
account(s), respond to court orders and legal
investigations, or report to credit bureaus

For our marketing purposes –to offer our products and services to you		No	We don’t share

For joint marketing with other financial		No	We don’t share
companies

For our affiliates’ everyday business purposes –information about your transactions and experiences		Yes	No

For our affiliates’ everyday business purposes –information about your creditworthiness		No	We don’t share

For our affiliates to market to you		No	We don’t share

For nonaffiliates to market to you		No	We don’t share

Questions?	Call (877) 779-1999.

24

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Other Information – March 31, 2024 (unaudited) (continued)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
▪ open an account
▪ provide account information
▪ give us your contact information
▪ make a wire transfer
▪ tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ sharing for affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Our affiliates include companies such as First Trust Capital Management L.P., Infinity Capital Advisers, LLC, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Real Assets Fund, First Trust Private Credit Fund, First Trust Private Assets Fund, Destiny Alternative Fund LLC and Destiny Alternative Fund (TEI) LLC, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Income Fund, Variant Income Fund, among others.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪ The Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪ The Fund doesn’t jointly market.

25

(b.)	Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,500 for 2023 and $61,100 for 2024.

Audit-Related Fees

(b)  The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024.

Tax Fees

(c)  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the review and preparation of tax returns are $16,854 for 2023 and $0 for 2024.

All Other Fees

(d)  The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h)  The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a.)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b.)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filingS will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

2 The three percent (3%) limit is measured at the time of investment.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Infinity Capital Advisors, LLC (the "Sub-Adviser"), who are primarily responsible for the day-to-day portfolio management of the Infinity Core Alternative Fund as of June 7, 2024:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member

Jeffrey J. Vale	Partner & Chief Investment Officer	Since Inception	Partner and Chief Investment Officer, Infinity Capital Partners, LLC (2002-present).	Portfolio Management

Milton L. Williams, III	Partner & Chief Marketing Officer	Since Inception	Partner and Chief Marketing Officer, Infinity Capital Partners, LLC (2002-present).	Portfolio Management

R. Phillip Jarrell, Jr.	Partner & Head of Business Development	Since Inception	Partner and Head of Business Development, Infinity Capital Partners, LLC (2010-present); Major Account Manager, Thomson Reuters Corp. (2002-2010).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Infinity Core Alternative Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2024:

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Jeffrey J. Vale	Zero accounts	Ten pooled investment vehicles with $471 million	Zero accounts	Zero Accounts	Twenty-eight pooled vehicles with $576 Million	Zero accounts
Milton L. Williams, III	Zero accounts	Ten pooled investment vehicles with $471 million	Zero accounts	Zero Accounts	Twenty-eight pooled vehicles with $576 Million	Zero accounts
R. Phillip Jarrell, Jr.	Zero accounts	Ten pooled investment vehicles with $471 million	Zero accounts	Zero accounts	Twenty-eight pooled vehicles with $576 Million	Zero accounts

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Investment Committee

As of March 31, 2024, the members of the Investment Committee are not directly compensated for their work with respect to the Fund; however, three members of the Investment Committee are equity owners of the parent company of the Sub-Adviser and therefore benefit indirectly from the revenue generated from the Sub-Advisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following is a listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of March 31, 2024:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Jeffrey J. Vale	$100,001-$500,000
Milton L. Williams, III	None
R. Phillip Jarrell, Jr.	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)  under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant's internal control over financial reporting (as defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Infinity Core Alternative Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 7, 2024

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 7, 2024

* Print the name and title of each signing officer under his or her signature.